BLACKROCK LIQUIDITY FUNDS

FedFund

(the “Fund”)

Supplement dated September 28, 2021 to the Mischler Financial Group Shares Prospectus of the Fund (the “Prospectus”) dated February 26, 2021, as supplemented to date

On September 22, 2021, the Board of Trustees of BlackRock Liquidity Funds, on behalf of the Fund, approved extending the trading deadlines for the Mischler Financial Group Shares from 4:45 p.m. to 5:00 p.m. (Eastern time) and extending the online trading deadlines from 4:00 p.m. to 4:15 p.m. (Eastern time).

Consequently, effective October 25, 2021, the following sections of the Prospectus are amended:

In the section of the Prospectus entitled “Account Information — Purchase of Shares,” the ninth paragraph is deleted in its entirety and replaced with the following:

The Fund will open for business and begin accepting purchase orders at 7:30 a.m. (Eastern time) on any Business Day. The deadline for receipt of purchase orders for the Fund’s Mischler Financial Group Shares is 5:00 p.m. Eastern time. Purchase orders for Mischler Financial Group Shares of the Fund placed after 4:15 p.m. Eastern time will not be transmitted by Mischler Financial Group’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

In the section of the Prospectus entitled “Account Information — Redemption of Shares,” the second paragraph is deleted in its entirety and replaced with the following:

The Fund will open for business and begin accepting redemption orders at 7:30 a.m. (Eastern time) on any Business Day. The deadline for receipt of redemption orders for the Fund’s Mischler Financial Group Shares is 5:00 p.m. Eastern time. Redemption orders for Mischler Financial Group Shares of the Fund placed after 4:15 p.m. Eastern time will not be transmitted by Mischler Financial Group’s Internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Shareholders should retain this Supplement for future reference.

PRO-LIQMFGFF-0921SUP